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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 16, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 BURRARD STREET
                   VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)

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Cybernet  Internet  Services  International,  Inc. (the "Registrant") amends the following items of its Current Report on Form 8-K dated April 19, 2002 (the "Form 8-K") as follows:

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

(b)   Pro  forma  financial  information.

      Attached hereto as Exhibit 99.1 is unaudited pro forma financial information which has been prepared based upon the historical financial statements and related notes of the Registrant, giving effect to the sale of Cybernet Italia S.p.A. ("Italia").

      The unaudited pro forma financial information does not purport to present the financial condition and results of operations of the Registrant had the sale of Italia actually been completed as of the dates indicated. In addition, the unaudited pro forma financial information is not necessarily indicative of the future results of operations and should be read in connection with the historical financial statements and related notes of the Registrant.

(c)   Exhibits.

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

     99.1           Unaudited  pro  forma  financial  information.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    CYBERNET  INTERNET  SERVICES
                                                    INTERNATIONAL,  INC.

                                                     /s/ Roy Zanatta
                                                    ----------------------------
                                                    Roy  Zanatta
                                                    Secretary


Date: April 30, 2002
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                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                                   FORM 8-K/A

                                  EXHIBIT INDEX


EXHIBIT  NUMBER     DESCRIPTION
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     99.1           Unaudited  pro  forma  financial  information.